UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2013

TARGETED MEDICAL PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-53071	20-5863618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2980 Beverly Glen Circle, Suite 301 Los Angeles, California	90077
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 474-9809

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 18, 2013, Targeted Medical Pharma, Inc. issued a press release announcing that its Form S-1 registration statement, which registers up to 25,723,395 shares of common stock for resale by selling stockholders on a delayed or continuous basis, has cleared comments with the United States Securities and Exchange Commission and has requested to be declared effective on April 19, 2013. A copy of such press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of Targeted Medical Pharma, Inc., dated April 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2013

TARGETED MEDICAL PHARMA, INC.

By:   /s/ William E. Shell

        Name: William E. Shell, MD

        Title: Chief Executive Officer

Exhibit Index

99.1	Press release of Targeted Medical Pharma, Inc., dated April 18, 2013